Exhibit 10.01

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FHLB
CINCINNATI

APPLICATION FOR ADVANCE
Email: CreditOperations@fhlbcin.com
Phone: 800-828-4191 Fax: 513-852-5747

D.D.A. # 389001 Date: 09/02/2020

Pursuant to the BLANKET SECURITY AGREEMENT ("Agreement") and the RESOLUTION FOR ADVANCES ("Resolution") currently on file with the Federal Home Loan Bank of Cincinnati (the "FHLB"), the undersigned, who by the authority of the Member's Board of Directors are authorized to borrow from time to time under the Agreement, hereby apply for an Advance for $21,500,000 under the following terms and conditions: PROVIDED, however, that if the Member is in default under the terms of the Agreement or any other agreement with the FHLB, which default is not waived by the FHLB, such funds need not be made available by the FHLB hereunder. In addition, the FHLB will not be obligated to fund commitments for advances previously made to Members who become tangible capital insolvent or if the FHLB is notified by the Members primary regulator or insurer that the Member has been restricted from using Federal Home Loan Bank advances.

COMMITMENT OPTIONS

☑ SAME DAY FUNDING ☐ NEXT DAY FUNDING ☐ SKIP DAY FUNDING
No fee, guarantee rate, total amount of application to be disbursed. (Mandatory takedown if next or skip business day.)

☐ GUARANTEE FUNDS ONLY, OPTIONAL TAKEDOWN
365 day commitment, flat fee of 10 basis points. Payable on date of commitment, non-refundable.

CALLABLE TERMS

1	The maturity term of the callable advance is 10 years.

2
The advance may be "called" (prepaid) by the association without a prepayment fee on the 5th anniversary date of the advance, and each of the succeeding six (6) months anniversary dates thereafter. THE MEMBER MUST GIVE THE FHLB NOTICE OF THE INTENT TO "CALL" (PREPAY) THE ADVANCE WITHOUT A PREPAYMENT FEE AT LEAST TWENTY (20) CALENDAR DAYS PRIOR TO ANY ANNIVERSARY DATE AS DESCRIBED ABOVE. If the anniversary date falls on a Saturday, Sunday, or holiday, the anniversary date will be considered to be the business day prior to the actual anniversary date.

3	Callable advances are prepayable at any time. If a callable advance is prepaid on any date other than a "call" date as outlined above, the fee will be 100% of the lesser of the following two values:

a.	The present value of the lost cash flow to the FHLB based on the difference between the contract rate on the advance and the current yield for a noncallable Federal Home Loan Bank security with the same final maturity as that of the original advance (the discount rate for calculating the present value will be the current yield for such a noncallable Federal Home Loan Bank security) or

b.	The present value of the lost cash flow to the FHLB based on the difference between the contract rate on the advance and the current yield for a noncallable Federa1 Home Loan Bank security with a final maturity equal to the call date of the original advance (the discount rate for calculating the present value will be the current yield for such a noncallable Federal Home Loan Bank security).

4	The interest on the advance is calculated on the opening balance on an actual/actual basis, using the effective rate at the time of disbursement.

5.	The loan is subject to the FHLB's current Credit Policy, in effect at the time of issuance of the commitment, and the Member represents and warrants to the FHLB that the Member is fully familiar with, as well as any subsequent amendments, of such Credit Policy.

State Auto Property & Casualty Insurance Company	Columbus, Ohio
(FHLB Member)	(City, State)
/s/ Michael E. LaRocco	/s/ Steven E. English
(Authorized Signature)	(Authorized Signature)
Michael E. LaRocco	Steven E. English
(Typed Name of Authorized Signature)	(Typed Name of Authorized Signature)

APPLICATION REQUIRES TWO SIGNATURES OF INDIVIDUALS AUTHORIZED BY THE RESOLUTION FOR ADVANCES ON FILE WITH THE FHLB.
By signing above, the member certifies, (A) That this application has not been modified from its original terms as provided by the FHLB, and (B) This application complies with and is subject to the FHLB's Credit Policy terms in effect at the time of application.

The FHLB reserves the right to suspend or modify the advance commitment options at any time. Immediate funding may be available if application is received prior to 3:00 P.M.,Eastern Time. [Revised July 2019)]